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                                                                    Exhibit 23.4

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-38991 of Peak International Limited on Form F-1 of our report dated May 26, 1997, appearing in the Prospectus, which is part of such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte Touche Tohmatsu
Hong Kong
November 4, 1997